                                                                    EXHIBIT 24.1


                        DIRECTORS AND CERTAIN OFFICERS OF
                            NATIONAL PROCESSING, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned directors and officers of National Processing, Inc., an Ohio corporation (the "Corporation") which anticipates filing an Annual Report on Form 10-K for the Corporation's fiscal year ended December 31, 2002 with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, hereby constitute and appoint David L. Zoeller, Carlton E. Langer, David E. Fountain and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with, or submitted to, the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 18th day of February, 2003.




                                            Chairman and Director
-----------------------------
Jon L.Gorney



 /s/ Paul G. Clark                          Director
-----------------------------
Paul G. Clark


                                            Director
-----------------------------
Aureliano Gonzalez-Baz


 /s/ Jeffrey P. Gotschall                   Director
-----------------------------
Jeffrey P. Gotschall

 /s/ Preston B. Heller                      Director
-----------------------------
Preston B. Heller


 /s/ Jeffrey D. Kelly                       Director
-----------------------------
Jeffrey D. Kelly


 /s/ J. Armando Ramirez                     Director
-----------------------------
J. Armando Ramirez


 /s/ Robert G. Siefers                      Director
-----------------------------
Robert G. Siefers